Other liabilities (Details) - GBP (£) £ in Millions	Dec. 31, 2018	Dec. 31, 2017		Dec. 31, 2016	[1]
Other liabilities [abstract]
Accruals and deferred income	£ 3,877	£ 3,951
Other ceditors	3,522	4,563
Items in the course of collection due to other banks	277	446
Obligations under finance leases (refer Note 21)	22	20
Insurance contract liabilities, including unit-linked liabilities	18	31
Other liabilities	£ 7,716	£ 9,011	[1]	£ 9,507

[1]

Barclays introduced changes to the balance sheet presentation as at 31 December 2017 as a result of the adoption of new accounting policies on 1 January 2018. The comparatives as at 31 December 2016 have been updated to reflect this presentation change. Further detail on the adoption of new accounting policies can be fo und in Note 1 on pages 264 to 267 , Note 42 on pages 347 to 354 and the Credit risk disclosures on pages 273 to 277 .